Exhibit 99.3

Citizens Financial Group, Inc.

Financial Supplement

First Quarter 2015

Table of Contents Page

Consolidated Financial Highlights 3

Consolidated Statements of Operations (unaudited) 5

Consolidated Balance Sheets (unaudited) 6

Loans and Deposits 7

Average Balance Sheets and Annualized Yields 8

Segment Financial Highlights 10

Credit-Related Information

Credit Exposure 20

Nonperforming Assets 21

Charge-offs, Recoveries and Related Ratios 22

Summary of Changes in the Allowances 24

Allowance Components 25

Capital and Ratios 26

Per-Share Related Information 27

Non-GAAP Financial Measures and Reconciliations 28

Forward-Looking Statements 34

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS								
						1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
SELECTED OPERATING DATA									
Total revenue	$1,183	$1,179	$1,161	$1,473	$1,166	$4	—%	$17	1%
Noninterest expense	810	824	810	948	810	(14)	(2)	—	—
Profit before provision for credit losses	373	355	351	525	356	18	5	17	5
Provision for credit losses	58	72	77	49	121	(14)	(19)	(63)	(52)
NET INCOME	209	197	189	313	166	12	6	43	26
Net income, excluding restructuring charges and special items[1]	215	217	202	205	166	(2)	(1)	49	30
PER COMMON SHARE DATA									
Basic earnings	$0.38	$0.36	$0.34	$0.56	$0.30	$0.02	6%	$0.08	27%
Diluted earnings	0.38	0.36	0.34	0.56	0.30	0.02	6	0.08	27
Basic earnings, excluding restructuring charges and special items[1]	0.39	0.40	0.36	0.37	0.30	(0.01)	(3)	0.09	30
Diluted earnings, excluding restructuring charges and special items[1]	0.39	0.39	0.36	0.37	0.30	—	—	0.09	30
Cash dividends declared and paid per share	0.10	0.10	0.68	0.61	0.04	—	—	0.06	150
Book value	35.73	35.30	34.61	35.00	34.72	0.43	1	1.01	3
Tangible book value[1]	23.96	23.46	23.04	23.39	23.08	0.50	2	0.88	4
COMMON SHARES OUTSTANDING									
Average: Basic	546,291,363	546,810,009	559,998,324	559,998,324	559,998,324	(518,646)	—%	(13,706,961)	(2%)
Diluted	549,798,717	550,676,298	560,243,747	559,998,324	559,998,324	(877,581)	—	(10,199,607)	(2)
Common shares at period-end	547,490,812	545,884,519	559,998,324	559,998,324	559,998,324	1,606,293	—	(12,507,512)	(2)
Closing share price	$24.13	$24.86	$23.42	$—	$—	($0.73)	(3)	$—	—
Market capitalization	13,211	13,571	13,115	—	—	(360)	(3)	—	—
SEGMENT NET INCOME									
Consumer Banking	$61	$52	$54	$44	$32	$9	17%	$29	91%
Commercial Banking	147	140	139	141	141	7	5	6	4
Other	1	5	(4)	128	(7)	(4)	(80)	8	114
NET INCOME	$209	$197	$189	$313	$166	$12	6%	$43	26%

[1] These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

3

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except ratio and headcount data)

	QUARTERLY TRENDS								
						1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
FINANCIAL RATIOS									
Net interest margin	2.77%	2.80%	2.77%	2.87%	2.89%	(3) bps	—	(12) bps	—
Return on average common equity	4.36	4.06	3.87	6.41	3.48	30 bps	—	88 bps	—
Return on average common equity, excluding restructuring charges and special items[1]	4.49	4.48	4.14	4.19	3.48	1 bps	—	101 bps	—
Return on average tangible common equity[1]	6.53	6.12	5.81	9.59	5.24	41 bps	—	129 bps	—
Return on average tangible common equity, excluding restructuring charges and special items[1]	6.73	6.76	6.22	6.28	5.24	(3) bps	—	149 bps	—
Return on average total assets	0.63	0.60	0.58	0.99	0.54	3 bps	—	9 bps	—
Return on average total assets, excluding restructuring charges and special items[1]	0.65	0.66	0.62	0.65	0.54	(1) bps	—	11 bps	—
Return on average total tangible assets[1]	0.67	0.63	0.61	1.04	0.57	4 bps	—	10 bps	—
Return on average total tangible assets, excluding restructuring charges and special items[1]	0.69	0.69	0.66	0.68	0.57	— bps	—	12 bps	—
Effective income tax rate	33.68	30.56	30.81	34.27	29.45	312 bps	—	423 bps	—
Efficiency ratio[1]	68.49	69.88	69.84	64.33	69.43	(139) bps	—	(94) bps	—
Efficiency ratio, excluding restructuring charges and special items[1]	67.65	67.11	68.02	70.23	69.43	54 bps	—	(178) bps	—
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]									
CET1 risk-based capital ratio[3]	12.2%	12.4%	12.9%	13.3%	13.4%				
Tier 1 risk-based capital ratio	12.2	12.4	12.9	13.3	13.4				
Total risk-based capital ratio	15.5	15.8	16.1	16.2	16.0				
Tier 1 leverage ratio	10.5	10.6	10.9	11.1	11.4				
SELECTED BALANCE SHEET DATA (PERIOD END)									
Total assets	$136,535	$132,857	$131,341	$130,279	$126,892	$3,678	3%	$9,643	8%
Loans and leases:									
Commercial	43,982	43,226	41,470	40,974	40,075	756	2	3,907	10
Retail	50,512	50,184	49,279	47,855	47,008	328	1	3,504	7
Total loans and leases	94,494	93,410	90,749	88,829	87,083	1,084	1	7,411	9
Deposits	$98,990	$95,707	$93,463	$91,656	$87,462	$3,283	3	$11,528	13
Long-term borrowed funds	3,904	4,642	2,062	1,732	1,403	(738)	(16)	2,501	178
Total stockholders' equity	19,564	19,268	19,383	19,597	19,442	296	2	122	1
Loans-to-deposits ratio (period-end balances)[4]	95.84%	97.89%	97.32%	97.20%	95.48%	(205) bps	—	36 bps	—
Loans-to-deposits ratio (average balances)[4]	98.58	97.34	98.01	96.77	95.37	124 bps	—	321 bps	—
Full-time equivalent employees	17,792	17,677	17,852	18,049	18,856	115	1	(1,064)	(6)

[1] These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

[2] Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components as of March 31, 2015 are prepared using the Basel III standardized transitional approach. The capital ratios and associated components for periods December 31, 2014 and prior are prepared under the Basel I general risk-based capital rule.

[3] Common equity tier 1 ("CET1") capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.

[4] Ratios include both loans and leases held for sale and deposits held for sale.

4

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions)

QUARTERLY TRENDS

1Q15 Change

1Q15 4Q14 3Q14 2Q14 1Q14 4Q14 1Q14

$% $%

INTEREST INCOME:

Interest and fees on loans and leases $779 $777 $754 $751 $730 $2 _% $49 7%

Interest and fees on loans held for sale 1 1 2 1 1

Interest and fees on other loans held for sale 2 1 _ 10 12 1 100(10)(83)

Investment securities 159 161 155 154 149(2)(1) 10 7

Interest-bearing deposits in banks 1 1 2 1 1

Total interest income 942 941 913 917 893 1 _ 49 5

INTEREST EXPENSE:

Deposits 52 48 41 34 33 4 8 19 58

Deposits held for sale             2 2             (2)(100)

Federal funds purchased and securities sold under agreements to repurchase 7 7 9 1 15             (8)(53)

Other short-term borrowed funds 15 19 21 30 19(4)(21)(4)(21)

Long-term borrowed funds 32 27 22 17 16 5 19 16 100

Total interest expense 106 101 93 84 85 5 5 21 25

Net interest income 836 840 820 833 808(4) _ 28 3

NONINTEREST INCOME:

Service charges and fees 135 144 144 147 139(9)(6)(4)(3)

Card fees 52 58 58 61 56(6)(10)(4)(7)

Trust and investment services fees 36 38 39 42 39(2)(5)(3)(8)

Foreign exchange and trade finance fees 23 25 26 22 22(2)(8) 1 5

Capital markets fees 22 25 22 26 18(3)(12) 4 22

Mortgage banking fees 33 16 21 14 20 17 106 13 65

Bank-owned life insurance income 12 13 13 12 11(1)(8) 1 9

Securities gains, net 8 1 2 _ 25 7 700(17)(68)

Other income 26 19 16 316 28 7 37(2)(7)

Total noninterest income 347 339 341 640 358 8 2(11)(3)

TOTAL REVENUE 1,183 1,179 1,161 1,473 1,166 4 _ 17 1

Provision for credit losses 58 72 77 49 121(14)(19)(63)(52)

NONINTEREST EXPENSE:

Salaries and employee benefits 419 397 409 467 405 22 6 14 3

Outside services 79 106 106 125 83(27)(25)(4)(5)

Occupancy 80 81 77 87 81(1)(1)(1)(1)

Equipment expense 63 63 58 65 64             (1)(2)

Amortization of software 36 43 38 33 31(7)(16) 5 16

Other operating expense 133 134 122 171 146(1)(1)(13)(9)

Total noninterest expense 810 824 810 948 810(14)(2)

Income before income tax expense 315 283 274 476 235 32 11 80 34

Income tax expense 106 86 85 163 69 20 23 37 54

NET INCOME $209 $197 $189 $313 $166 $12 6% $43 26%

Net income, excluding restructuring charges and special items1 $215 $217 $202 $205 $166($2)(1%) $49 30%

1 These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions)

PERIOD END BALANCES	AS OF					MARCH 31, 2015 CHANGE			
	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2014		Mar 31, 2014	
						$	%	$	%
ASSETS:									
Cash and due from banks	$954	$1,171	$993	$1,038	$909	($217)	(19%)	$45	5%
Interest-bearing cash and due from banks	4,050	2,105	1,896	4,318	1,942	1,945	92	2,108	109
Interest-bearing deposits in banks	615	370	292	309	300	245	66	315	105
Securities available for sale, at fair value	19,041	18,656	18,666	18,493	18,412	385	2	629	3
Securities held to maturity	5,178	5,148	5,289	5,382	5,457	30	1	(279)	(5)
Other investment securities	867	872	893	948	935	(5)	(1)	(68)	(7)
Loans held for sale, at fair value	322	256	205	173	131	66	26	191	146
Other loans held for sale	54	25	3	89	1,248	29	116	(1,194)	(96)
Loans and leases	94,494	93,410	90,749	88,829	87,083	1,084	1	7,411	9
Less: Allowance for loan and lease losses	(1,202)	(1,195)	(1,201)	(1,210)	(1,259)	(7)	(1)	57	5
Net loans and leases	93,292	92,215	89,548	87,619	85,824	1,077	1	7,468	9
Derivative assets	742	629	547	635	626	113	18	116	19
Premises and equipment	584	595	541	560	574	(11)	(2)	10	2
Bank-owned life insurance	1,535	1,527	1,370	1,361	1,350	8	1	185	14
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Due from broker	—	—	2,067	—	—	—	—	—	—
Other branch assets held for sale	—	—	—	—	40	—	—	(40)	(100)
Other assets	2,425	2,412	2,155	2,478	2,268	13	1	157	7
TOTAL ASSETS	**$136,535**	**$132,857**	**$131,341**	**$130,279**	**$126,892**	$3,678	3%	$9,643	8%
LIABILITIES AND STOCKHOLDERS' EQUITY:									
LIABILITIES:									
Deposits:									
Noninterest-bearing	$26,670	$26,086	$25,877	$26,670	$25,681	$584	2%	$989	4%
Interest-bearing	72,320	69,621	67,586	64,986	61,781	2,699	4	10,539	17
Total deposits	98,990	95,707	93,463	91,656	87,462	3,283	3	11,528	13
Deposits held for sale	—	—	—	—	5,188	—	—	(5,188)	(100)
Federal funds purchased and securities sold under agreements to repurchase	4,421	4,276	5,184	6,807	6,080	145	3	(1,659)	(27)
Other short-term borrowed funds	7,004	6,253	6,715	7,702	4,950	751	12	2,054	41
Derivative liabilities	616	612	638	747	828	4	1	(212)	(26)
Deferred taxes, net	586	493	354	403	319	93	19	267	84
Long-term borrowed funds	3,904	4,642	2,062	1,732	1,403	(738)	(16)	2,501	178
Due to broker	61	—	2,087	—	—	61	—	61	—
Other liabilities	1,389	1,606	1,455	1,635	1,220	(217)	(14)	169	14
TOTAL LIABILITIES	**116,971**	**113,589**	**111,958**	**110,682**	**107,450**	3,382	3	9,521	9
STOCKHOLDERS' EQUITY:									
Preferred stock:									
$25.00 par value, 100,000,000 shares authorized, no shares outstanding for each of the periods presented	—	—	—	—	—	—	—	—	—
Common stock:									
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,707	18,676	18,660	18,603	18,603	31	—	104	1
Treasury stock, at cost	(357)	(336)	—	—	—	(21)	(6)	(357)	—
Retained earnings	1,448	1,294	1,152	1,346	1,376	154	12	72	5
Accumulated other comprehensive loss	(240)	(372)	(435)	(358)	(543)	132	35	303	56
TOTAL STOCKHOLDERS' EQUITY	**19,564**	**19,268**	**19,383**	**19,597**	**19,442**	296	2	122	1
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$136,535**	**$132,857**	**$131,341**	**$130,279**	**$126,892**	$3,678	3%	$9,643	8%
Memo: Total tangible common equity[1]	$13,117	$12,806	$12,900	$13,098	$12,925	$311	2%	$192	1%

[1] This is a non-GAAP financial measure. For further information on this measure, refer to page 29.

6

LOANS AND DEPOSITS
(dollars in millions)

PERIOD END BALANCES	AS OF					MARCH 31, 2015 CHANGE			
	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2014		Mar 31, 2014	
						$	%	$	%
LOANS AND LEASES:									
Commercial	$32,249	$31,431	$30,356	$30,076	$29,435	$818	3%	$2,814	10%
Commercial real estate	7,863	7,809	7,239	7,158	6,902	54	1	961	14
Leases	3,870	3,986	3,875	3,740	3,738	(116)	(3)	132	4
Total commercial	43,982	43,226	41,470	40,974	40,075	756	2	3,907	10
Residential mortgages	11,808	11,832	11,265	10,640	10,099	(24)	—	1,709	17
Home equity loans	3,212	3,424	3,635	3,858	4,139	(212)	(6)	(927)	(22)
Home equity lines of credit	15,127	15,423	15,558	15,618	15,523	(296)	(2)	(396)	(3)
Home equity loans serviced by others[1]	1,192	1,228	1,290	1,358	1,427	(36)	(3)	(235)	(16)
Home equity lines of credit serviced by others[1]	544	550	580	614	648	(6)	(1)	(104)	(16)
Automobile	13,179	12,706	12,080	10,974	9,981	473	4	3,198	32
Student	2,852	2,256	2,069	1,941	2,305	596	26	547	24
Credit card	1,588	1,693	1,676	1,646	1,651	(105)	(6)	(63)	(4)
Other retail	1,010	1,072	1,126	1,206	1,235	(62)	(6)	(225)	(18)
Total retail	50,512	50,184	49,279	47,855	47,008	328	1	3,504	7
Total loans and leases	$94,494	$93,410	$90,749	$88,829	$87,083	$1,084	1%	$7,411	9%
Loans held for sale	$322	$256	$205	$173	$131	$66	26%	$191	146%
Other loans held for sale[2]	54	25	3	89	1,248	29	116	(1,194)	(96)
DEPOSITS:									
Demand	$26,670	$26,086	$25,877	$26,670	$25,681	$584	2%	$989	4%
Checking with interest	16,738	16,394	15,449	15,171	13,694	344	2	3,044	22
Regular savings	8,398	7,824	7,655	7,829	7,899	574	7	499	6
Money market accounts	34,543	33,345	32,870	31,687	30,689	1,198	4	3,854	13
Term deposits	12,641	12,058	11,612	10,299	9,499	583	5	3,142	33
Total deposits	$98,990	$95,707	$93,463	$91,656	$87,462	$3,283	3	$11,528	13
Deposits held for sale[2]	$—	$—	$—	$—	$5,188	$—	—%	($5,188)	(100%)

[1] Our Serviced by Others ("SBO") portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

[2] Consists primarily of loans and deposits held for sale as part of the Chicago branch sale.

7

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(dollars in millions)

AVERAGE BALANCES	QUARTERLY TRENDS					1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
ASSETS:									
Interest-bearing cash and due from banks and deposits in banks	$2,092	$1,784	$2,685	$2,211	$1,768	$308	17%	$324	18%
Taxable investment securities	24,955	24,658	24,648	24,579	23,375	297	1	1,580	7
Non-taxable investment securities	10	10	10	11	11	—	—	(1)	(9)
Total investment securities	24,965	24,668	24,658	24,590	23,386	297	1	1,579	7
Commercial	31,911	30,962	30,186	29,674	29,108	949	3	2,803	10
Commercial real estate	7,700	7,427	7,216	7,082	6,898	273	4	802	12
Leases	3,895	3,874	3,789	3,716	3,723	21	1	172	5
Total commercial	43,506	42,263	41,191	40,472	39,729	1,243	3	3,777	10
Residential mortgages	11,855	11,647	11,001	10,355	9,889	208	2	1,966	20
Home equity loans	3,332	3,527	3,743	4,015	4,231	(195)	(6)	(899)	(21)
Home equity lines of credit	15,310	15,490	15,572	15,563	15,590	(180)	(1)	(280)	(2)
Home equity loans serviced by others[1]	1,193	1,252	1,317	1,388	1,454	(59)	(5)	(261)	(18)
Home equity lines of credit serviced by others[1]	522	561	591	627	660	(39)	(7)	(138)	(21)
Automobile	12,933	12,403	11,438	10,528	9,408	530	4	3,525	37
Student	2,623	2,142	1,983	2,209	2,262	481	22	361	16
Credit cards	1,637	1,663	1,661	1,647	1,639	(26)	(2)	(2)	—
Other retail	1,041	1,097	1,153	1,215	1,270	(56)	(5)	(229)	(18)
Total retail	50,446	49,782	48,459	47,547	46,403	664	1	4,043	9
Total loans and leases	93,952	92,045	89,650	88,019	86,132	1,907	2	7,820	9
Loans held for sale	242	213	176	138	127	29	14	115	91
Other loans held for sale	91	20	27	1,034	1,092	71	355	(1,001)	(92)
Interest-earning assets	121,342	118,730	117,196	115,992	112,505	2,612	2	8,837	8
Allowance for loan and lease losses	(1,192)	(1,195)	(1,202)	(1,286)	(1,238)	3	—	46	4
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Other noninterest-earning assets	6,299	6,260	5,821	5,566	5,761	39	1	538	9
Total noninterest-earning assets	11,983	11,941	11,495	11,156	11,399	42	—	584	5
TOTAL ASSETS	$133,325	$130,671	$128,691	$127,148	$123,904	$2,654	2%	$9,421	8%
LIABILITIES AND STOCKHOLDERS' EQUITY:									
LIABILITIES:									
Checking with interest	$16,039	$15,718	$15,155	$13,805	$13,317	$321	2%	$2,722	20%
Money market and savings	41,666	40,856	40,096	38,418	38,919	810	2	2,747	7
Term deposits	12,184	11,892	10,596	9,416	9,334	292	2	2,850	31
Total interest-bearing deposits	69,889	68,466	65,847	61,639	61,570	1,423	2	8,319	14
Interest-bearing deposits held for sale	—	—	—	3,675	4,233	—	—	(4,233)	(100)
Federal funds purchased and securities sold under agreements to repurchase[2]	4,607	5,075	6,305	5,709	5,707	(468)	(9)	(1,100)	(19)
Other short-term borrowed funds	6,969	6,119	6,740	6,027	3,637	850	14	3,332	92
Long-term borrowed funds	3,930	2,834	1,951	1,419	1,405	1,096	39	2,525	180
Total borrowed funds	15,506	14,028	14,996	13,155	10,749	1,478	11	4,757	44
Total interest-bearing liabilities	85,395	82,494	80,843	78,469	76,552	2,901	4	8,843	12
Total demand deposits	25,756	26,331	25,829	25,984	24,796	(575)	(2)	960	4
Demand deposits held for sale	—	—	—	868	997	—	—	(997)	(100)
Other liabilities	2,767	2,637	2,608	2,220	2,189	130	5	578	26
TOTAL LIABILITIES	113,918	111,462	109,280	107,541	104,534	2,456	2	9,384	9
STOCKHOLDERS' EQUITY	19,407	19,209	19,411	19,607	19,370	198	1	37	—
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$133,325	$130,671	$128,691	$127,148	$123,904	$2,654	2%	$9,421	8%
Memo: Total average tangible common equity[3]	$12,948	$12,730	$12,913	$13,093	$12,838	$218	2%	$110	1%
Total deposits (interest-bearing and demand)	$95,645	$94,797	$91,676	$92,166	$91,596	$848	1%	$4,049	4%

[1] Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2] Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.
[3] This is a non-GAAP financial measure. For further information on this measure, refer to page 29.

8

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED
(dollars in millions, except rates)

	QUARTERLY TRENDS									
AVERAGE ANNUALIZED YIELDS & RATES	1Q15		4Q14		3Q14		2Q14		1Q14	
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:										
Interest-bearing deposits in banks	0.19%	$1	0.20%	$1	0.23%	$2	0.23%	$1	0.23%	$1
Taxable investment securities	2.55	159	2.61	161	2.51	155	2.51	154	2.56	149
Non-taxable investment securities	2.60	—	2.60	—	2.59	—	2.60	—	2.60	—
Total investment securities	2.55	159	2.61	161	2.51	155	2.51	154	2.57	149
Commercial	2.84	226	2.90	229	2.89	223	3.05	229	3.01	219
Commercial real estate	2.59	50	2.55	48	2.46	46	2.49	45	2.58	45
Leases	2.53	25	2.65	26	2.68	25	2.74	25	2.84	26
Total commercial	2.77	301	2.82	303	2.80	294	2.95	299	2.92	290
Residential mortgages	3.79	112	3.88	113	3.92	108	4.08	106	3.98	98
Home equity loans	5.40	44	5.31	47	5.31	50	5.31	53	5.23	55
Home equity lines of credit	2.94	111	2.94	114	2.90	113	2.85	111	2.86	110
Home equity loans serviced by others[1]	7.09	21	6.88	22	6.64	22	6.72	23	6.79	24
Home equity lines of credit serviced by others[1]	2.58	3	2.70	4	2.62	4	2.74	4	2.67	4
Automobile	2.78	89	2.64	83	2.57	74	2.54	67	2.54	59
Student	5.13	33	5.07	27	4.99	25	4.51	25	4.43	25
Credit cards	11.10	45	10.28	43	9.99	42	9.92	41	10.31	42
Other retail	7.59	20	7.49	21	7.46	22	7.46	22	7.42	23
Total retail	3.83	478	3.79	474	3.78	460	3.81	452	3.85	440
Total loans and leases	3.34	779	3.34	777	3.33	754	3.40	751	3.41	730
Loans held for sale	2.33	1	2.68	1	3.46	2	3.40	1	3.29	1
Other loans held for sale	9.37	2	12.94	1	5.44	—	3.90	10	4.21	12
Total interest-earning assets	3.12	942	3.14	941	3.08	913	3.16	917	3.19	893
INTEREST-BEARING LIABILITIES:										
Checking with interest	0.11	4	0.11	4	0.09	4	0.06	2	0.06	2
Money market and savings	0.25	25	0.22	23	0.21	21	0.17	16	0.17	16
Term deposits	0.78	23	0.70	21	0.61	16	0.67	16	0.65	15
Total interest-bearing deposits	0.31	52	0.28	48	0.25	41	0.22	34	0.22	33
Interest-bearing deposits held for sale	—	—	—	—	—	—	0.21	2	0.23	2
Federal funds purchased and securities sold under agreements to repurchase[2]	0.60	7	0.54	7	0.54	9	0.09	1	1.02	15
Other short-term borrowed funds	0.83	15	1.23	19	1.21	21	2.00	30	2.07	19
Long-term borrowed funds	3.27	32	3.83	27	4.39	22	4.63	17	4.61	16
Total borrowed funds	1.38	54	1.51	53	1.34	52	1.46	48	1.84	50
Total interest-bearing liabilities	0.50	106	0.49	101	0.45	93	0.43	84	0.45	85
INTEREST RATE SPREAD	**2.62%**		**2.65%**		**2.63%**		**2.73%**		**2.74%**	
NET INTEREST MARGIN	**2.77**		**2.80**		**2.77**		**2.87**		**2.89**	
Memo: Total deposit costs	**0.22**	52	**0.20**	48	**0.18**	41	**0.15**	36	**0.16**	35

[1] Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

[2] Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

9

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING
(dollars in millions, except ratios)

	FIRST QUARTER 2015				FOURTH QUARTER 2014				CHANGE 1Q15 from 4Q14	
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%
Net interest income	$533	$276	$27	$836	$536	$283	$21	$840	($4)	—%
Noninterest income	219	100	28	347	218	111	10	339	8	2
Total revenue	752	376	55	1,183	754	394	31	1,179	4	—
Noninterest expense	596	173	41	810	611	180	33	824	(14)	(2)
Profit (loss) before provision for credit losses	156	203	14	373	143	214	(2)	355	18	5
Provision for credit losses	63	(21)	16	58	64	1	7	72	(14)	(19)
Income (loss) before income tax expense (benefit)	93	224	(2)	315	79	213	(9)	283	32	11
Income tax expense (benefit)	32	77	(3)	106	27	73	(14)	86	20	23
Net income	$61	$147	$1	$209	$52	$140	$5	$197	$12	6%
Average Balances										
Total assets	$51,602	$41,606	$40,117	$133,325	$50,546	$40,061	$40,064	$130,671	$2,654	2%
Total loans and leases[2]	50,260	40,241	3,784	94,285	49,351	38,926	4,001	92,278	2,007	2
Deposits	67,518	21,932	6,195	95,645	66,374	22,500	5,923	94,797	848	1
Interest-earning assets	50,294	40,344	30,704	121,342	49,382	39,039	30,309	118,730	2,612	2
Key Metrics										
Net interest margin	4.30%	2.77%	NM	2.77%	4.31%	2.87%	NM	2.80%	(3) bps	—
Efficiency ratio[3]	79.25	46.01	NM	68.49	81.09	45.48	NM	69.88	(139) bps	—
Loans-to-deposits ratio (average balances)	74.44	183.48	NM	98.58	74.35	173.01	NM	97.34	124 bps	—
Return on average total tangible assets[3]	0.48	1.43	NM	0.67	0.40	1.38	NM	0.63	4 bps	—
Return on average tangible common equity[3]	5.30	13.15	NM	6.53	4.30	12.76	NM	6.12	41 bps	—

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

[2] Includes loans and leases held for sale.

[3] These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

10

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, (CONTINUED)
(dollars in millions, except ratios)

	FIRST QUARTER 2015				FIRST QUARTER 2014				CHANGE 1Q15 from 1Q14	
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%
Net interest income	$533	$276	$27	$836	$537	$256	$15	$808	$28	3%
Noninterest income	219	100	28	347	219	107	32	358	(11)	(3)
Total revenue	752	376	55	1,183	756	363	47	1,166	17	1
Noninterest expense	596	173	41	810	638	153	19	810	—	—
Profit before provision for credit losses	156	203	14	373	118	210	28	356	17	5
Provision for credit losses	63	(21)	16	58	70	(5)	56	121	(63)	(52)
Income (loss) before income tax expense (benefit)	93	224	(2)	315	48	215	(28)	235	80	34
Income tax expense (benefit)	32	77	(3)	106	16	74	(21)	69	37	54
Net income (loss)	$61	$147	$1	$209	$32	$141	($7)	$166	$43	26%
Average Balances										
Total assets	$51,602	$41,606	$40,117	$133,325	$47,610	$36,955	$39,339	$123,904	$9,421	8%
Total loans and leases[2]	50,260	40,241	3,784	94,285	46,154	36,577	4,620	87,351	6,934	8
Deposits[3]	67,518	21,932	6,195	95,645	70,769	17,440	3,387	91,596	4,049	4
Interest-earning assets	50,294	40,344	30,704	121,342	46,185	36,716	29,604	112,505	8,837	8
Key Metrics										
Net interest margin	4.30%	2.77%	NM	2.77%	4.72%	2.83%	NM	2.89%	(12) bps	—
Efficiency ratio[4]	79.25	46.01	NM	68.49	84.39	42.13	NM	69.43	(94) bps	—
Loans-to-deposits ratio (average balances)	74.44	183.48	NM	98.58	65.22	209.74	NM	95.37	321 bps	—
Return on average total tangible assets[4]	0.48	1.43	NM	0.67	0.27	1.54	NM	0.57	10 bps	—
Return on average tangible common equity[4]	5.30	13.15	NM	6.53	2.81	14.17	NM	5.24	129 bps	—

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

[2] Includes loans and leases held for sale.

[3] Includes deposits held for sale.

[4] These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

11

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions, except ratios)

CONSUMER BANKING	QUARTERLY TRENDS					1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
Net interest income	$533	$536	$532	$546	$537	($3)	(1%)	($4)	(1%)
Noninterest income	219	218	226	236	219	1	—	—	—
Total revenue	752	754	758	782	756	(2)	—	(4)	(1)
Noninterest expense	596	611	609	655	638	(15)	(2)	(42)	(7)
Profit before provision for credit losses	156	143	149	127	118	13	9	38	32
Provision for credit losses	63	64	66	59	70	(1)	(2)	(7)	(10)
Income before income tax expense	93	79	83	68	48	14	18	45	94
Income tax expense	32	27	29	24	16	5	19	16	100
Net income	$61	$52	$54	$44	$32	$9	17%	$29	91%
Average Balances									
Total assets	$51,602	$50,546	$49,012	$48,556	$47,610	$1,056	2%	$3,992	8%
Total loans and leases[1]	50,260	49,351	47,848	47,368	46,154	909	2	4,106	9
Deposits[2]	67,518	66,374	65,609	70,181	70,769	1,144	2	(3,251)	(5)
Interest-earning assets	50,294	49,382	47,885	47,397	46,185	912	2	4,109	9
Key Metrics									
Net interest margin	4.30%	4.31%	4.40%	4.62%	4.72%	(1) bps	—	(42) bps	—
Efficiency ratio[4]	79.25	81.09	80.42	83.61	84.39	(184) bps	—	(514) bps	—
Loans-to-deposits ratio (average balances)	74.44	74.35	72.93	67.49	65.22	9 bps	—	922 bps	—
Return on average total tangible assets[4]	0.48	0.40	0.44	0.37	0.27	8 bps	—	21 bps	—
Return on average tangible common equity[3,4]	5.30	4.30	4.57	3.87	2.81	100 bps	—	249 bps	—

[1] Includes loans and leases held for sale.
[2] Includes deposits held for sale.
[3] Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4] These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

12

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions, except ratios)

COMMERCIAL BANKING	QUARTERLY TRENDS					1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
Net interest income	$276	$283	$270	$264	$256	($7)	(2%)	$20	8%
Noninterest income	100	111	104	107	107	(11)	(10)	(7)	(7)
Total revenue	376	394	374	371	363	(18)	(5)	13	4
Noninterest expense	173	180	162	157	153	(7)	(4)	20	13
Profit before provision for credit losses	203	214	212	214	210	(11)	(5)	(7)	(3)
Provision for credit losses	(21)	1	—	(2)	(5)	(22)	NM	(16)	(320)
Income before income tax expense	224	213	212	216	215	11	5	9	4
Income tax expense	77	73	73	75	74	4	5	3	4
Net income	$147	$140	$139	$141	$141	$7	5%	$6	4%
Average Balances									
Total assets	$41,606	$40,061	$38,854	$38,022	$36,955	$1,545	4%	$4,651	13%
Total loans and leases[1]	40,241	38,926	37,787	37,389	36,577	1,315	3	3,664	10
Deposits[2]	21,932	22,500	20,985	18,358	17,440	(568)	(3)	4,492	26
Interest-earning assets	40,344	39,039	37,927	37,505	36,716	1,305	3	3,628	10
Key Metrics									
Net interest margin	2.77%	2.87%	2.82%	2.82%	2.83%	(10) bps	—	(6) bps	—
Efficiency ratio[4]	46.01	45.48	43.35	42.36	42.13	53 bps	—	388 bps	—
Loans-to-deposits ratio (average balances)	183.48	173.01	180.06	203.67	209.74	1,047 bps	—	(2,626) bps	—
Return on average total tangible assets[4]	1.43	1.38	1.42	1.50	1.54	5 bps	—	(11) bps	—
Return on average tangible common equity[3,4]	13.15	12.76	13.10	13.78	14.17	39 bps	—	(102) bps	—

[1] Includes loans and leases held for sale.

[2] Includes deposits held for sale.

[3] Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

[4] These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

13

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

OTHER[1]	QUARTERLY TRENDS								
						1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
Net interest income	$27	$21	$18	$23	$15	$6	29%	$12	80%
Noninterest income	28	10	11	297	32	18	180	(4)	(13)
Total revenue	55	31	29	320	47	24	77	8	17
Noninterest expense	41	33	39	136	19	8	24	22	116
Profit (loss) before provision for credit losses	14	(2)	(10)	184	28	16	800	(14)	(50)
Provision for credit losses	16	7	11	(8)	56	9	129	(40)	(71)
(Loss) income before income tax (benefit) expense	(2)	(9)	(21)	192	(28)	7	78	26	93
Income tax (benefit) expense	(3)	(14)	(17)	64	(21)	11	79	18	86
Net income (loss)	$1	$5	($4)	$128	($7)	($4)	(80%)	$8	114%
Average Balances									
Total assets	$40,117	$40,064	$40,825	$40,570	$39,339	$53	—%	$778	2%
Total loans and leases	3,784	4,001	4,218	4,434	4,620	(217)	(5)	(836)	(18)
Deposits	6,195	5,923	5,082	3,627	3,387	272	5	2,808	83
Interest-earning assets	30,704	30,309	31,384	31,090	29,604	395	1	1,100	4

[1] Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

14

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED
(dollars in millions, except ratios)

CONSOLIDATED	QUARTERLY TRENDS					1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
Net interest income	$836	$840	$820	$833	$808	($4)	—%	$28	3%
Noninterest income	347	339	341	640	358	8	2	(11)	(3)
Total revenue	1,183	1,179	1,161	1,473	1,166	4	—	17	1
Noninterest expense	810	824	810	948	810	(14)	(2)	—	—
Profit before provision for credit losses	373	355	351	525	356	18	5	17	5
Provision for credit losses	58	72	77	49	121	(14)	(19)	(63)	(52)
Income before income tax expense	315	283	274	476	235	32	11	80	34
Income tax expense	106	86	85	163	69	20	23	37	54
Net income	$209	$197	$189	$313	$166	$12	6%	$43	26%
Average Balances									
Total assets	$133,325	$130,671	$128,691	$127,148	$123,904	$2,654	2%	$9,421	8%
Total loans and leases[1]	94,285	92,278	89,853	89,191	87,351	2,007	2	6,934	8
Deposits[2]	95,645	94,797	91,676	92,166	91,596	848	1	4,049	4
Interest-earning assets	121,342	118,730	117,196	115,992	112,505	2,612	2	8,837	8
Key Metrics									
Net interest margin	2.77%	2.80%	2.77%	2.87%	2.89%	(3) bps	—	(12) bps	—
Efficiency ratio[3]	68.49	69.88	69.84	64.33	69.43	(139) bps	—	(94) bps	—
Loans-to-deposits ratio (average balances)	98.58	97.34	98.01	96.77	95.37	124 bps	—	321 bps	—
Return on average total tangible assets[3]	0.67	0.63	0.61	1.04	0.57	4 bps	—	10 bps	—
Return on average tangible common equity[3]	6.53	6.12	5.81	9.59	5.24	41 bps	—	129 bps	—

[1] Includes loans and leases held for sale.

[2] Includes deposits held for sale.

[3] These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

15

SEGMENT FINANCIAL HIGHLIGHTS
(dollars in millions)

	QUARTERLY TRENDS								
						1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
Net interest income:									
Consumer Banking	$533	$536	$532	$546	$537	($3)	(1%)	($4)	(1%)
Commercial Banking	276	283	270	264	256	(7)	(2)	20	8
Other	27	21	18	23	15	6	29	12	80
Net interest income	**$836**	**$840**	**$820**	**$833**	**$808**	($4)	—%	$28	3%
Noninterest income:									
Consumer Banking	$219	$218	$226	$236	$219	$1	—%	$—	—%
Commercial Banking	100	111	104	107	107	(11)	(10)	(7)	(7)
Other	28	10	11	297	32	18	180	(4)	(13)
Noninterest income	**$347**	**$339**	**$341**	**$640**	**$358**	$8	2%	($11)	(3%)
Total revenue:									
Consumer Banking	$752	$754	$758	$782	$756	($2)	—%	($4)	(1%)
Commercial Banking	376	394	374	371	363	(18)	(5)	13	4
Other	55	31	29	320	47	24	77	8	17
Total revenue	**$1,183**	**$1,179**	**$1,161**	**$1,473**	**$1,166**	$4	—%	$17	1%
Noninterest expense:									
Consumer Banking	$596	$611	$609	$655	$638	($15)	(2%)	($42)	(7%)
Commercial Banking	173	180	162	157	153	(7)	(4)	20	13
Other	41	33	39	136	19	8	24	22	116
Noninterest expense	**$810**	**$824**	**$810**	**$948**	**$810**	($14)	(2%)	$—	—%
Profit before provision for credit losses:									
Consumer Banking	$156	$143	$149	$127	$118	$13	9%	$38	32%
Commercial Banking	203	214	212	214	210	(11)	(5)	(7)	(3)
Other	14	(2)	(10)	184	28	16	800	(14)	(50)
Profit before provision for credit losses	**$373**	**$355**	**$351**	**$525**	**$356**	$18	5%	$17	5%

16

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

QUARTERLY TRENDS

1Q15 Change

1Q15 4Q14 3Q14 2Q14 1Q14 4Q14 1Q14

$% $%

Provision for credit losses:

Consumer Banking $63 $64 $66 $59 $70($1)(2%)($7)(10%)

Commercial Banking(21) 1 _(2)(5)(22) NM(16)(320)

Other 16 7 11(8) 56 9 129(40)(71)

Provision for credit losses $58 $72 $77 $49 $121($14)(19%)($63)(52%)

Income before income tax expense:

Consumer Banking $93 $79 $83 $68 $48 $14 18% $45 94%

Commercial Banking 224 213 212 216 215 11 5 9 4

Other(2)(9)(21) 192(28) 7 78 26 93

Income before income tax expense $315 $283 $274 $476 $235 $32 11% $80 34%

Income tax expense:

Consumer Banking $32 $27 $29 $24 $16 $5 19% $16 100%

Commercial Banking 77 73 73 75 74 4 5 3 4

Other(3)(14)(17) 64(21) 11 79 18 86

Income tax expense $106 $86 $85 $163 $69 $20 23% $37 54%

Net income:

Consumer Banking $61 $52 $54 $44 $32 $9 17% $29 91%

Commercial Banking 147 140 139 141 141 7 5 6 4

Other 1 5(4) 128(7)(4)(80) 8 114

Net income $209 $197 $189 $313 $166 $12 6% $43 26%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions)

AVERAGE BALANCES	QUARTERLY TRENDS					1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
Total assets:									
Consumer Banking	$51,602	$50,546	$49,012	$48,556	$47,610	$1,056	2%	$3,992	8%
Commercial Banking	41,606	40,061	38,854	38,022	36,955	1,545	4	4,651	13
Other	40,117	40,064	40,825	40,570	39,339	53	—	778	2
Total assets	$133,325	$130,671	$128,691	$127,148	$123,904	$2,654	2%	$9,421	8%
Loans and leases[1]:									
Consumer Banking	$50,260	$49,351	$47,848	$47,368	$46,154	$909	2%	$4,106	9%
Commercial Banking	40,241	38,926	37,787	37,389	36,577	1,315	3	3,664	10
Other	3,784	4,001	4,218	4,434	4,620	(217)	(5)	(836)	(18)
Total loans and leases	$94,285	$92,278	$89,853	$89,191	$87,351	$2,007	2%	$6,934	8%
Deposits[2]:									
Consumer Banking	$67,518	$66,374	$65,609	$70,181	$70,769	$1,144	2%	($3,251)	(5%)
Commercial Banking	21,932	22,500	20,985	18,358	17,440	(568)	(3)	4,492	26
Other	6,195	5,923	5,082	3,627	3,387	272	5	2,808	83
Total deposits	$95,645	$94,797	$91,676	$92,166	$91,596	$848	1%	$4,049	4%
Interest-earning assets:									
Consumer Banking	$50,294	$49,382	$47,885	$47,397	$46,185	$912	2%	$4,109	9%
Commercial Banking	40,344	39,039	37,927	37,505	36,716	1,305	3	3,628	10
Other	30,704	30,309	31,384	31,090	29,604	395	1	1,100	4
Total interest-earning assets	$121,342	$118,730	$117,196	$115,992	$112,505	$2,612	2%	$8,837	8%

[1] Includes loans and leases held for sale.

[2] Includes deposits held for sale.

18

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

KEY METRICS	QUARTERLY TRENDS					1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						bps		bps	
Net Interest Margin (NIM)									
Consumer Banking	4.30%	4.31%	4.40%	4.62%	4.72%	(1)	—	(42)	—
Commercial Banking	2.77	2.87	2.82	2.82	2.83	(10)	—	(6)	—
Other	NM	NM	NM	NM	NM	—	—	—	—
NIM	2.77	2.80	2.77	2.87	2.89	(3)	—	(12)	—
Efficiency Ratio[3]									
Consumer Banking	79.25%	81.09%	80.42%	83.61%	84.39%	(184)	—	(514)	—
Commercial Banking	46.01	45.48	43.35	42.36	42.13	53	—	388	—
Other	NM	NM	NM	NM	NM	—	—	—	—
Efficiency Ratio	68.49	69.88	69.84	64.33	69.43	(139)	—	(94)	—
Loans to Deposits Ratio (average balances) (LDR)[1]									
Consumer Banking	74.44%	74.35%	72.93%	67.49%	65.22%	9	—	922	—
Commercial Banking	183.48	173.01	180.06	203.67	209.74	1,047	—	(2,626)	—
Other	NM	NM	NM	NM	NM	—	—	—	—
LDR	98.58	97.34	98.01	96.77	95.37	124	—	321	—
Return on Average Total Tangible Assets (ROTA)[3]									
Consumer Banking	0.48%	0.40%	0.44%	0.37%	0.27%	8	—	21	—
Commercial Banking	1.43	1.38	1.42	1.50	1.54	5	—	(11)	—
Other	NM	NM	NM	NM	NM	—	—	—	—
ROTA	0.67	0.63	0.61	1.04	0.57	4	—	10	—
Return on Average Tangible Common Equity (ROTCE)[2,3]									
Consumer Banking	5.30%	4.30%	4.57%	3.87%	2.81%	100	—	249	—
Commercial Banking	13.15	12.76	13.10	13.78	14.17	39	—	(102)	—
Other	NM	NM	NM	NM	NM	—	—	—	—
ROTCE	6.53	6.12	5.81	9.59	5.24	41	—	129	—

[1] Includes loans and leases and deposits held for sale.

[2] Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

[3] These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

19

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					MARCH 31, 2015 CHANGE			
	Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2014		Mar 31, 2014	
						$	%	$	%
CREDIT EXPOSURE:									
Commercial	$32,249	$31,431	$30,356	$30,076	$29,435	$818	3%	$2,814	10%
Commercial real estate	7,863	7,809	7,239	7,158	6,902	54	1	961	14
Leases	3,870	3,986	3,875	3,740	3,738	(116)	(3)	132	4
Total commercial	**43,982**	**43,226**	**41,470**	**40,974**	**40,075**	756	2	3,907	10
Residential mortgages	11,808	11,832	11,265	10,640	10,099	(24)	—	1,709	17
Home equity loans	3,212	3,424	3,635	3,858	4,139	(212)	(6)	(927)	(22)
Home equity lines of credit	15,127	15,423	15,558	15,618	15,523	(296)	(2)	(396)	(3)
Home equity loans serviced by others[1]	1,192	1,228	1,290	1,358	1,427	(36)	(3)	(235)	(16)
Home equity lines of credit serviced by others[1]	544	550	580	614	648	(6)	(1)	(104)	(16)
Automobile	13,179	12,706	12,080	10,974	9,981	473	4	3,198	32
Student	2,852	2,256	2,069	1,941	2,305	596	26	547	24
Credit card	1,588	1,693	1,676	1,646	1,651	(105)	(6)	(63)	(4)
Other retail	1,010	1,072	1,126	1,206	1,235	(62)	(6)	(225)	(18)
Total retail	**50,512**	**50,184**	**49,279**	**47,855**	**47,008**	328	1	3,504	7
Total loans and leases	**94,494**	**93,410**	**90,749**	**88,829**	**87,083**	1,084	1	7,411	9
Derivative receivable - commercial	733	622	542	627	621	111	18	112	18
Derivative receivable - retail	9	7	5	8	5	2	29	4	80
Total derivative receivable	**742**	**629**	**547**	**635**	**626**	113	18	116	19
Total credit-related assets	**95,236**	**94,039**	**91,296**	**89,464**	**87,709**	1,197	1	7,527	9
Undrawn commitments to extend credit - commercial	29,110	29,646	29,182	28,236	27,522	(536)	(2)	1,588	6
Financial standby letters of credit	2,292	2,315	2,498	2,622	2,646	(23)	(1)	(354)	(13)
Performance letters of credit	60	65	94	118	135	(5)	(8)	(75)	(56)
Commercial letters of credit	58	75	74	56	61	(17)	(23)	(3)	(5)
Marketing rights	51	51	51	51	51	—	—	—	—
Risk participation agreements	26	19	16	20	16	7	37	10	63
Total commercial lending-related arrangements	**31,597**	**32,171**	**31,915**	**31,103**	**30,431**	(574)	(2)	1,166	4
Undrawn commitments to extend credit - retail	26,114	26,253	26,151	26,117	26,536	(139)	(1)	(422)	(2)
Residential mortgage loans sold with recourse	10	11	11	12	13	(1)	(9)	(3)	(23)
Total retail lending-related arrangements	**26,124**	**26,264**	**26,162**	**26,129**	**26,549**	(140)	(1)	(425)	(2)
Total lending-related arrangements	**57,721**	**58,435**	**58,077**	**57,232**	**56,980**	(714)	(1)	741	1
Total credit exposure	**$152,957**	**$152,474**	**$149,373**	**$146,696**	**$144,689**	**$483**	—%	**$8,268**	6%
Memo: Total credit exposure by product category									
Commercial exposure	$76,312	$76,019	$73,927	$72,704	$71,127	$293	—%	$5,185	7%
Retail exposure	76,645	76,455	75,446	73,992	73,562	190	—	3,083	4
Total credit exposure	**$152,957**	**$152,474**	**$149,373**	**$146,696**	**$144,689**	**$483**	—%	**$8,268**	6%

[1] Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

20

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

AS OF MARCH 31, 2015 CHANGE

Mar 31, 2015 Dec 31, 2014 Sept 30, 2014 June 30, 2014 Mar 31, 2014 Dec 31, 2014 Mar 31, 2014

$% $%

NONPERFORMING ASSETS:

Commercial $97 $114 $93 $63 $73($17)(15%) $24 33%

Commercial real estate 60 50 83 130 155 10 20(95)(61)

Leases 1             2 2 1 _(1)(50)

Total commercial 158 164 176 195 230(6)(4)(72)(31)

Residential mortgages 347 345 351 346 360 2 1(13)(4)

Home equity loans 210 203 201 231 267 7 3(57)(21)

Home equity lines of credit 270 257 218 299 346 13 5(76)(22)

Home equity loans serviced by others2 44 47 52 51 56(3)(6)(12)(21)

Home equity lines of credit serviced by others2 25 25 29 29 31             (6)(19)

Automobile 30 21 17 12 15 9 43 15 100

Student 30 17 14 12 30 13 76

Credit card 18 17 16 19 20 1 6(2)(10)

Other retail 4 5 5 6 8(1)(20)(4)(50)

Total retail 978 937 903 1,005 1,133 41 4(155)(14)

Nonperforming loans and leases1 1,136 1,101 1,079 1,200 1,363 35 3(227)(17)

Commercial 1 3 3 4 4(2)(67)(3)(75)

Retail 37 39 39 37 41(2)(5)(4)(10)

Other real estate owned 38 42 42 41 45(4)(10)(7)(16)

Nonperforming assets $1,174 $1,143 $1,121 $1,241 $1,408 $31 3%($234)(17%)

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

CHARGE-OFFS, RECOVERIES AND RELATED RATIOS	QUARTERLY TRENDS								
						1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
GROSS CHARGE-OFFS:									
Commercial	($5)	($9)	($11)	($6)	($5)	$4	44%	$—	—%
Commercial real estate	(1)	(4)	(5)	(2)	(1)	3	75	—	—
Leases	—	—	—	—	—	—	—	—	—
Total commercial	(6)	(13)	(16)	(8)	(6)	7	54	—	—
Residential mortgages	(6)	(6)	(10)	(9)	(11)	—	—	5	45
Home equity loans	(9)	(11)	(16)	(11)	(17)	2	18	8	47
Home equity lines of credit	(22)	(16)	(19)	(21)	(24)	(6)	(38)	2	8
Home equity loans serviced by others[1]	(8)	(11)	(14)	(13)	(17)	3	27	9	53
Home equity lines of credit serviced by others[1]	(4)	(2)	(3)	(3)	(4)	(2)	(100)	—	—
Automobile	(23)	(16)	(9)	(11)	(5)	(7)	(44)	(18)	(360)
Student	(10)	(16)	(12)	(14)	(12)	6	38	2	17
Credit card	(15)	(15)	(15)	(17)	(17)	—	—	2	12
Other retail	(12)	(13)	(15)	(10)	(15)	1	8	3	20
Total retail	(109)	(106)	(113)	(109)	(122)	(3)	(3)	13	11
Total gross charge-offs	**($115)**	**($119)**	**($129)**	**($117)**	**($128)**	$4	3%	$13	10%
GROSS RECOVERIES:									
Commercial	$6	$4	$7	$18	$6	$2	50%	$—	—%
Commercial real estate	22	7	5	3	8	15	214	14	175
Leases	—	—	—	—	—	—	—	—	—
Total commercial	28	11	12	21	14	17	155	14	100
Residential mortgages	3	2	2	3	4	1	50	(1)	(25)
Home equity loans	2	5	9	4	6	(3)	(60)	(4)	(67)
Home equity lines of credit	5	3	5	3	4	2	67	1	25
Home equity loans serviced by others[1]	3	6	6	4	5	(3)	(50)	(2)	(40)
Home equity lines of credit serviced by others[1]	2	1	2	1	1	1	100	1	100
Automobile	9	6	4	8	2	3	50	7	350
Student	3	3	1	2	3	—	—	—	—
Credit card	2	2	—	3	2	—	—	—	—
Other retail	4	—	—	—	—	4	—	4	—
Total retail	33	28	29	28	27	5	18	6	22
Total gross recoveries	**$61**	**$39**	**$41**	**$49**	**$41**	$22	56%	$20	49%
NET (CHARGE-OFFS) RECOVERIES:									
Commercial	$1	($5)	($4)	$12	$1	$6	120%	$—	—%
Commercial real estate	21	3	—	1	7	18	600	14	200
Leases	—	—	—	—	—	—	—	—	—
Total commercial	22	(2)	(4)	13	8	24	1,200	14	175
Residential mortgages	(3)	(4)	(8)	(6)	(7)	1	25	4	57
Home equity loans	(7)	(6)	(7)	(7)	(11)	(1)	(17)	4	36
Home equity lines of credit	(17)	(13)	(14)	(18)	(20)	(4)	(31)	3	15
Home equity loans serviced by others[1]	(5)	(5)	(8)	(9)	(12)	—	—	7	58
Home equity lines of credit serviced by others[1]	(2)	(1)	(1)	(2)	(3)	(1)	(100)	1	33
Automobile	(14)	(10)	(5)	(3)	(3)	(4)	(40)	(11)	(367)
Student	(7)	(13)	(11)	(12)	(9)	6	46	2	22
Credit card	(13)	(13)	(15)	(14)	(15)	—	—	2	13
Other retail	(8)	(13)	(15)	(10)	(15)	5	38	7	47
Total retail	(76)	(78)	(84)	(81)	(95)	2	3	19	20
Total net (charge-offs) recoveries	**($54)**	**($80)**	**($88)**	**($68)**	**($87)**	$26	33%	$33	38%

[1] Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

22

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions, except rates)

	QUARTERLY TRENDS								
						1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
						$	%	$	%
ANNUALIZED NET (CHARGE-OFF) RECOVERY RATES:									
Commercial	0.02%	(0.06%)	(0.04%)	0.15%	0.02%	8 bps	—	— bps	—
Commercial real estate	1.07	0.15	(0.06)	0.06	0.43	92 bps	—	64 bps	—
Leases	—	—	—	0.03	—	— bps	—	— bps	—
Total commercial	0.20	(0.02)	(0.04)	0.12	0.09	22 bps	—	11 bps	—
Residential mortgages	(0.11)	(0.14)	(0.27)	(0.21)	(0.32)	3 bps	—	21 bps	—
Home equity loans	(0.81)	(0.45)	(0.79)	(0.76)	(1.04)	(36) bps	—	23 bps	—
Home equity lines of credit	(0.46)	(0.34)	(0.36)	(0.45)	(0.53)	(12) bps	—	7 bps	—
Home equity loans serviced by others[1]	(1.49)	(1.67)	(2.43)	(2.51)	(3.32)	18 bps	—	183 bps	—
Home equity lines of credit serviced by others[1]	(1.56)	(0.81)	(1.18)	(1.21)	(1.60)	(75) bps	—	4 bps	—
Automobile	(0.42)	(0.34)	(0.21)	(0.09)	(0.12)	(8) bps	—	(30) bps	—
Student	(1.13)	(2.36)	(1.70)	(2.14)	(1.68)	123 bps	—	55 bps	—
Credit card	(3.26)	(3.28)	(3.33)	(3.62)	(3.72)	2 bps	—	46 bps	—
Other retail	(3.30)	(4.82)	(5.24)	(3.53)	(4.90)	152 bps	—	160 bps	—
Total retail	(0.61)	(0.62)	(0.68)	(0.68)	(0.84)	1 bps	—	23 bps	—
Total loans and leases	**(0.23)**	**(0.35)**	**(0.38)**	**(0.31)**	**(0.41)**	12 bps	—	18 bps	—
Memo: Average loans:									
Commercial	$31,911	$30,962	$30,186	$29,674	$29,108	$949	3%	$2,803	10%
Commercial real estate	7,700	7,427	7,216	7,082	6,898	273	4	802	12
Leases	3,895	3,874	3,789	3,716	3,723	21	1	172	5
Total commercial	43,506	42,263	41,191	40,472	39,729	1,243	3	3,777	10
Residential mortgages	11,855	11,647	11,001	10,355	9,889	208	2	1,966	20
Home equity loans	3,332	3,527	3,743	4,015	4,231	(195)	(6)	(899)	(21)
Home equity lines of credit	15,310	15,490	15,572	15,563	15,590	(180)	(1)	(280)	(2)
Home equity loans serviced by others[1]	1,193	1,252	1,317	1,388	1,454	(59)	(5)	(261)	(18)
Home equity lines of credit serviced by others[1]	522	561	591	627	660	(39)	(7)	(138)	(21)
Automobile	12,933	12,403	11,438	10,528	9,408	530	4	3,525	37
Student	2,623	2,142	1,983	2,209	2,262	481	22	361	16
Credit card	1,637	1,663	1,661	1,647	1,639	(26)	(2)	(2)	—
Other retail	1,041	1,097	1,153	1,215	1,270	(56)	(5)	(229)	(18)
Total retail	50,446	49,782	48,459	47,547	46,403	664	1	4,043	9
Total loans and leases	**$93,952**	**$92,045**	**$89,650**	**$88,019**	**$86,132**	$1,907	2%	$7,820	9%

[1] Our SBO portfolio consists of loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

23

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

QUARTERLY TRENDS

1Q15 Change

SUMMARY OF CHANGES IN THE COMPONENTS OF THE

ALLOWANCE FOR CREDIT LOSSES 1Q15 4Q14 3Q14 2Q14 1Q14 4Q14 1Q14

$% $%

Allowance for loan and lease losses—beginning $1,195 $1,201 $1,210 $1,259 $1,221($6) _%($26)(2%)

Charge-offs:

Commercial(6)(13)(16)(8)(6) 7 54

Retail(109)(106)(113)(109)(122)(3)(3) 13 11

Total charge-offs(115)(119)(129)(117)(128) 4 3 13 10

Recoveries:

Commercial 28 11 12 21 14 17 155 14 100

Retail 33 28 29 28 27 5 18 6 22

Total recoveries 61 39 41 49 41 22 56 20 49

Net charge-offs(54)(80)(88)(68)(87) 26 33 33 38

Provision for loan and lease losses:

Commercial 12 4 38(32) 21 8 200(9)(43)

Retail 51 70 41 51 104(19)(27)(53)(51)

Total provision for loan and lease losses 63 74 79 19 125(11)(15)(62)(50)

Sale/Other(2)             (2) _(2) _

Allowance for loan and lease losses—ending $1,202 $1,195 $1,201 $1,210 $1,259 $7 1%($57)(5%)

Reserve for unfunded lending commitments—beginning $61 $63 $65 $35 $39($2)(3%) $22 56%

Provision for unfunded lending commitments(5)(2)(2) 30(4)(3)(150)(1)(25)

Reserve for unfunded lending commitments—ending 56 61 63 65 35(5)(8) 21 60

Total allowance for credit losses—ending $1,258 $1,256 $1,264 $1,275 $1,294 $2 _%($36)(3%)

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

AS OF MARCH 31, 2015 CHANGE

Mar 31, 2015 Dec 31, 2014 Sept 30, 2014 June 30, 2014 Mar 31, 2014 Dec 31, 2014 Mar 31, 2014

ALLOWANCE COMPONENTS $% $%

ALLOWANCE FOR CREDIT LOSSES

Individually evaluated $35 $20 $14 $23 $22 $15 75% $13 59%

Formula-based evaluation 599 585 591 550 540 14 2 59 11

Total commercial 634 605 605 573 562 29 5 72 13

Individually evaluated 107 109 116 116 116(2)(2)(9)(8)

Formula-based evaluation 517 542 543 586 616(25)(5)(99)(16)

Total retail 624 651 659 702 732(27)(4)(108)(15)

Total allowance for credit losses $1,258 $1,256 $1,264 $1,275 $1,294 $2 _%($36)(3%)

CAPITAL AND RATIOS
(dollars in millions, except ratios)

CAPITAL AND RATIOS	AS OF: Mar 31, 2015	Dec 31, 2014	Sept 30, 2014	Jun 30, 2014	Mar 31, 2014	MARCH 31, 2015 CHANGE: Dec 31, 2014 $	Dec 31, 2014 %	Mar 31, 2014 $	Mar 31, 2014 %
CAPITAL RATIOS AND COMPONENTS[1] (preliminary)									
CET1 capital[2]	$13,360	$13,173	$13,330	$13,448	$13,460	$187	1%	($100)	(1%)
Tier 1 capital	13,360	13,173	13,330	13,448	13,460	187	1	(100)	(1)
Total capital	16,969	16,781	16,612	16,400	16,066	188	1	903	6
Risk-weighted assets	109,786	105,964	103,207	101,397	100,368	3,822	4	9,418	9
Adjusted average assets[3]	127,165	124,539	122,521	121,276	118,075	2,626	2	9,090	8
CET1 risk-based capital ratio[2]	12.2%	12.4%	12.9%	13.3%	13.4%				
Tier 1 risk-based capital ratio	12.2	12.4	12.9	13.3	13.4				
Total risk-based capital ratio	15.5	15.8	16.1	16.2	16.0				
Tier 1 leverage ratio	10.5	10.6	10.9	11.1	11.4				
Proforma Basel III fully phased-in common equity tier 1 risk-based capital ratio[4]	12.1	12.1	12.5	13.0	13.1				
TANGIBLE COMMON EQUITY (period-end):									
Stockholders' equity	$19,564	$19,268	$19,383	$19,597	$19,442	$296	2%	$122	1%
Less: Goodwill	(6,876)	(6,876)	(6,876)	(6,876)	(6,876)	—	—	—	—
Less: Other intangible assets	(5)	(6)	(6)	(7)	(7)	1	17	2	29
Add: Deferred tax liabilities[6]	434	420	399	384	366	14	3	68	19
Total tangible common equity[5]	$13,117	$12,806	$12,900	$13,098	$12,925	$311	2%	$192	1%
TANGIBLE COMMON EQUITY (average):									
Stockholders' equity	$19,407	$19,209	$19,411	$19,607	$19,370	$198	1%	$37	—%
Less: Goodwill	(6,876)	(6,876)	(6,876)	(6,876)	(6,876)	—	—	—	—
Less: Other intangible assets	(5)	(6)	(6)	(7)	(7)	1	17	2	29
Add: Deferred tax liabilities[6]	422	403	384	369	351	19	5	71	20
Total tangible common equity[5]	$12,948	$12,730	$12,913	$13,093	$12,838	$218	2%	$110	1%
INTANGIBLE ASSETS (period-end):									
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$—	—%	$—	—%
Trademark and patent	5	6	6	7	7	(1)	(17)	(2)	(29)
Total intangible assets	$6,881	$6,882	$6,882	$6,883	$6,883	($1)	—%	($2)	—%

[1] Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components as of March 31, 2015 are prepared using the Basel III standardized transitional approach. The capital ratios and associated components for periods December 31, 2014 and prior are prepared under the Basel I general risk-based capital rule.

[2] CET1 capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.

[3] Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

[4] Prior to Basel III becoming effective on January 1, 2015, this was a non-GAAP financial measure. For further information on this measure, refer to page 30.

[5] These are non-GAAP financial measures. For further information on these measures, refer to page 29.

[6] Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

26

PER-SHARE RELATED INFORMATION
(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS					1Q15 Change			
	1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
EARNINGS PER SHARE DATA						$	%	$	%
Basic earnings per share:									
Net income	$209	$197	$189	$313	$166	$12	6%	$43	26%
Less: Preferred stock dividends	—	—	—	—	—	—	—	—	—
Net income applicable to common stockholders	$209	$197	$189	$313	$166	$12	6%	$43	26%
Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$215	$217	$202	$205	$166	($2)	(1%)	$49	30%
Total weighted-average basic shares outstanding	546,291,363	546,810,009	559,998,324	559,998,324	559,998,324	(518,646)	—	(13,706,961)	(2)
Net income per share - basic	**$0.38**	**$0.36**	**$0.34**	**$0.56**	**$0.30**	**$0.02**	**6%**	**$0.08**	**27%**
Net income per share, excluding restructuring charges and special items - basic[1]	**$0.39**	**$0.40**	**$0.36**	**$0.37**	**$0.30**	**($0.01)**	**(3%)**	**$0.09**	**30%**
Diluted earnings per share:									
Net income applicable to common stockholders	$209	$197	$189	$313	$166	$12	6	$43	26
Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$215	$217	$202	$205	$166	($2)	(1)	$49	30
Total weighted-average basic shares outstanding	546,291,363	546,810,009	559,998,324	559,998,324	559,998,324	(518,646)	—	(13,706,961)	(2)
Add: Share-based awards	3,507,354	3,866,289	245,423	—	—	(358,935)	(9)	3,507,354	—
Total weighted-average diluted shares outstanding	549,798,717	550,676,298	560,243,747	559,998,324	559,998,324	(877,581)	—	(10,199,607)	(2)
Net income per share - diluted	**$0.38**	**$0.36**	**$0.34**	**$0.56**	**$0.30**	**$0.02**	**6%**	**$0.08**	**27%**
Net income per share, excluding restructuring charges and special items - diluted[1]	**$0.39**	**$0.39**	**$0.36**	**$0.37**	**$0.30**	**$—**	**—%**	**$0.09**	**30%**
COMMON SHARES OUTSTANDING									
Common shares - at end of period	547,490,812	545,884,519	559,998,324	559,998,324	559,998,324	1,606,293	—%	(12,507,512)	(2%)
Cash dividends declared and paid per share	$0.10	$0.10	$0.68	$0.61	$0.04	$—	—	$0.06	150
Book value per share	$35.73	$35.30	$34.61	$35.00	$34.72	0.43	1	1.01	3
Tangible book value per share[1]	$23.96	$23.46	$23.04	$23.39	$23.08	0.50	2	0.88	4
Dividend payout ratio	26%	28%	203%	110%	15%	(200) bps	—	1,100 bps	—
SHARE PRICE									
High	$25.84	$25.60	$23.57	$—	$—	$0.24	1%	$—	—%
Low	22.67	21.47	21.35	—	—	1.20	6	—	—
Close	24.13	24.86	23.42	—	—	(0.73)	(3)	—	—
Market Capitalization	13,211	13,571	13,115	—	—	(360)	(3)	—	—

[1] These are non-GAAP financial measures. For further information on these measures, refer to pages 28-33.

27

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items)
(dollars in millions, except per-share data)

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses.

The non-GAAP measures set forth below include "total revenue", "noninterest income", " noninterest expense", "pre-provision profit", "income before income tax expense (benefit)", "income tax expense (benefit)", "net income (loss)", "salaries and employee benefits", "outside services", "occupancy", "equipment expense", "amortization of software", "other operating expense", "net income (loss) per average common share", "return of average common equity" and "return on average total assets". In addition, we present computations for "tangible book value per common share", "return on average tangible common equity", "return on average total tangible assets" and "efficiency ratio" as part of our non-GAAP measures. Additionally, "pro forma Basel III common equity tier 1 capital" computations for periods prior to 1Q15 are presented as part of our non-GAAP measures.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.

Prior to the first quarter 2015, we also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

		QUARTERLY TRENDS					1Q15 Change			
							4Q14		1Q14	
		1Q15	4Q14	3Q14	2Q14	1Q14	$	%	$	%
Noninterest income, excluding special items:										
Noninterest income (GAAP)	A	$347	$339	$341	$640	$358	$8	2%	($11)	(3%)
Less: Special items - Chicago gain		—	—	—	288	—	—	—	—	—
Noninterest income, excluding special items (non-GAAP)	B	$347	$339	$341	$352	$358	$8	2%	($11)	(3%)
Total revenue, excluding special items:										
Total revenue (GAAP)	C	$1,183	$1,179	$1,161	$1,473	$1,166	$4	—%	$17	1%
Less: Special items - Chicago gain		—	—	—	288	—	—	—	—	—
Total revenue, excluding special items (non-GAAP)	D	$1,183	$1,179	$1,161	$1,185	$1,166	$4	—%	$17	1%
Noninterest expense, excluding restructuring charges and special items:										
Noninterest expense (GAAP)	E	$810	$824	$810	$948	$810	($14)	(2%)	$—	—%
Less: Restructuring charges and special items	LL	10	33	21	115	—	(23)	(70)	10	—
Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	$800	$791	$789	$833	$810	$9	1%	($10)	(1%)
Net income, excluding restructuring charges and special items:										
Net income (GAAP)	G	$209	$197	$189	$313	$166	$12	6%	$43	26%
Add: Restructuring charges and special items, net of income tax expense (benefit)		6	20	13	(108)	—	(14)	(70)	6	—
Net income, excluding restructuring charges and special items (non-GAAP)	H	$215	$217	$202	$205	$166	($2)	(1%)	$49	30%
Return on average common equity, excluding restructuring charges and special items:										
Average common equity (GAAP)	I	$19,407	$19,209	$19,411	$19,607	$19,370	$198	1%	$37	—%
Return on average common equity, excluding restructuring charges and special items (non-GAAP)	H/I	4.49%	4.48%	4.14%	4.19%	3.48%	1 bps	—	101 bps	—

28

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)
(dollars in millions, except per-share data)

		QUARTERLY TRENDS					1Q15 Change			
		1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
							$	%	$	%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:										
Average common equity (GAAP)	I	$19,407	$19,209	$19,411	$19,607	$19,370	$198	1%	$37	—%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—
Less: Average other intangibles (GAAP)		5	6	6	7	7	(1)	(17)	(2)	(29)
Add: Average deferred tax liabilities related to goodwill (GAAP)		422	403	384	369	351	19	5	71	20
Average tangible common equity (non-GAAP)	J	$12,948	$12,730	$12,913	$13,093	$12,838	$218	2%	$110	1%
Return on average tangible common equity (non-GAAP)	G/J	6.53%	6.12%	5.81%	9.59%	5.24%	41 bps	—	129 bps	—
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)	H/J	6.73%	6.76%	6.22%	6.28%	5.24%	(3) bps	—	149 bps	—
Return on average total assets, excluding restructuring charges and special items:										
Average total assets (GAAP)	K	$133,325	$130,671	$128,691	$127,148	$123,904	$2,654	2%	$9,421	8%
Return on average total assets, excluding restructuring charges and special items (non-GAAP)	H/K	0.65%	0.66%	0.62%	0.65%	0.54%	(1) bps	—	11 bps	—
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:										
Average total assets (GAAP)	K	$133,325	$130,671	$128,691	$127,148	$123,904	$2,654	2%	$9,421	8%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—
Less: Average other intangibles (GAAP)		5	6	6	7	7	(1)	(17)	(2)	(29)
Add: Average deferred tax liabilities related to goodwill (GAAP)		422	403	384	369	351	19	5	71	20
Average tangible assets (non-GAAP)	L	$126,866	$124,192	$122,193	$120,634	$117,372	$2,674	2%	$9,494	8%
Return on average total tangible assets (non-GAAP)	G/L	0.67%	0.63%	0.61%	1.04%	0.57%	4 bps	—	10 bps	—
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)	H/L	0.69%	0.69%	0.66%	0.68%	0.57%	— bps	—	12 bps	—
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:										
Net interest income (GAAP)		$836	$840	$820	$833	$808	($4)	—%	$28	3%
Add: Noninterest income (GAAP)		347	339	341	640	358	8	2	(11)	(3)
Total revenue (GAAP)	C	$1,183	$1,179	$1,161	$1,473	$1,166	$4	—%	$17	1%
Efficiency ratio (non-GAAP)	E/C	68.49%	69.88%	69.84%	64.33%	69.43%	(139) bps	—	(94) bps	—
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)	F/D	67.65%	67.11%	68.02%	70.23%	69.43%	54 bps	—	(178) bps	—
Tangible book value per common share:										
Common shares - at end of period (GAAP)	M	547,490,812	545,884,519	559,998,324	559,998,324	559,998,324	1,606,293	— %	(12,507,512)	(2)%
Stockholders' equity (GAAP)		$19,564	$19,268	$19,383	$19,597	$19,442	$296	2	$122	1
Less: Goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—
Less: Other intangible assets (GAAP)		5	6	6	7	7	(1)	(17)	(2)	(29)
Add: Deferred tax liabilities related to goodwill (GAAP)		434	420	399	384	366	14	3	68	19
Tangible common equity (non-GAAP)	N	$13,117	$12,806	$12,900	$13,098	$12,925	$311	2%	$192	1%
Tangible book value per common share (non-GAAP)	N/M	$23.96	$23.46	$23.04	$23.39	$23.08	$0.50	2%	$0.88	4%

29

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)
(dollars in millions, except per-share data)

		QUARTERLY TRENDS					1Q15 Change			
		1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q14	
							$	%	$	%
Net income per average common share - basic and diluted, excluding restructuring charges and special items:										
Average common shares outstanding - basic (GAAP)	O	546,291,363	546,810,009	559,998,324	559,998,324	559,998,324	(518,646)	—%	(13,706,961)	(2%)
Average common shares outstanding - diluted (GAAP)	P	549,798,717	550,676,298	560,243,747	559,998,324	559,998,324	(877,581)	—	(10,199,607)	(2)
Net income applicable to common stockholders (GAAP)	Q	$209	$197	$189	$313	$166	$12	6	$43	26
Net income per average common share - basic (GAAP)	Q/O	0.38	0.36	0.34	0.56	0.30	0.02	6	0.08	27
Net income per average common share - diluted (GAAP)	Q/P	0.38	0.36	0.34	0.56	0.30	0.02	6	0.08	27
Net income applicable to common stockholders, excluding restructuring charges and special items (non-GAAP)	R	215	217	202	205	166	(2)	(1)	49	30
Net income per average common share - basic, excluding restructuring charges and special items (non-GAAP)	R/O	0.39	0.40	0.36	0.37	0.30	(0.01)	(3)	0.09	30
Net income per average common share - diluted, excluding restructuring charges and special items (non-GAAP)	R/P	0.39	0.39	0.36	0.37	0.30	—	—	0.09	30
Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]:										
Common equity tier 1 (regulatory)		$13,360	$13,173	$13,330	$13,448	$13,460				
Less: Change in DTA and other threshold deductions (GAAP)		(3)	(6)	(5)	(7)	(7)				
Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)	S	$13,357	$13,179	$13,335	$13,455	$13,467				
Risk-weighted assets (regulatory general risk weight approach)		109,786	105,964	103,207	101,397	100,368				
Add: Net change in credit and other risk-weighted assets (regulatory)		242	2,882	3,207	2,383	2,450				
Basel III standardized approach risk-weighted assets (non-GAAP)	T	$110,028	$108,846	$106,414	$103,780	$102,818				
Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP)[1]	S/T	12.1%	12.1%	12.5%	13.0%	13.1%				
Salaries and employee benefits, excluding restructuring charges and special items:										
Salaries and employee benefits (GAAP)	U	$419	$397	$409	$467	$405	$22	6%	$14	3%
Less: Restructuring charges and special items		(1)	1	—	43	—	(2)	(200)	(1)	—
Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)	V	$420	$396	$409	$424	$405	$24	6%	$15	4%
Outside services, excluding restructuring charges and special items:										
Outside services (GAAP)	W	$79	$106	$106	$125	$83	($27)	(25%)	($4)	(5%)
Less: Restructuring charges and special items		8	18	19	41	—	(10)	(56)	8	—
Outside services, excluding restructuring charges and special items (non-GAAP)	X	$71	$88	$87	$84	$83	($17)	(19%)	($12)	(14%)
Occupancy, excluding restructuring charges and special items:										
Occupancy (GAAP)	Y	$80	$81	$77	$87	$81	($1)	(1%)	($1)	(1%)
Less: Restructuring charges and special items		2	5	2	9	—	(3)	(60)	2	—
Occupancy, excluding restructuring charges and special items (non-GAAP)	Z	$78	$76	$75	$78	$81	$2	3%	($3)	(4%)

[1] Periods prior to 1Q15 reported on a Basel I basis. Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2018, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

30

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (Excluding restructuring charges and special items) (CONTINUED)
(dollars in millions, except per-share data)

		QUARTERLY TRENDS					1Q15 Change			
		1Q15	4Q14	3Q14	2Q14	1Q14	4Q14		1Q15	
							$	%	$	%
Equipment expense, excluding restructuring charges and special items:										
Equipment expense (GAAP)	AA	$63	$63	$58	$65	$64	$—	—%	($1)	(2%)
Less: Restructuring charges and special items		1	1	—	3	—	—	—	1	—
Equipment expense, excluding restructuring charges and special items (non-GAAP)	BB	$62	$62	$58	$62	$64	$—	—%	($2)	(3%)
Amortization of software, excluding restructuring charges and special items:										
Amortization of software	CC	$36	$43	$38	$33	$31	($7)	(16%)	$5	16%
Less: Restructuring charges and special items		—	6	—	—	—	(6)	(100)	—	—
Amortization of software, excluding restructuring charges and special items (non-GAAP)	DD	$36	$37	$38	$33	$31	($1)	(3%)	$5	16%
Other operating expense, excluding restructuring charges and special items:										
Other operating expense (GAAP)	EE	$133	$134	$122	$171	$146	($1)	(1%)	($13)	(9%)
Less: Restructuring charges and special items		—	2	—	19	—	(2)	—	—	—
Other operating expense, excluding restructuring charges and special items (non-GAAP)	FF	$133	$132	$122	$152	$146	$1	1%	($13)	(9%)
Pre-provision profit, excluding restructuring charges and special items:										
Total revenue, excluding restructuring charges and special items (non-GAAP)	D	$1,183	$1,179	$1,161	$1,185	$1,166	$4	—%	$17	1%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	800	791	789	833	810	9	1	(10)	(1)
Pre-provision profit, excluding restructuring charges and special items (non-GAAP)	GG	$383	$388	$372	$352	$356	($5)	(1%)	$27	8%
Income before income tax expense (benefit), excluding restructuring charges and special items:										
Income before income tax expense (GAAP)	HH	$315	$283	$274	$476	$235	$32	11%	$80	34%
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)		(10)	(33)	(21)	173	—	23	70	(10)	—
Income before income tax expense, excluding restructuring charges and special items (non-GAAP)	II	$325	$316	$295	$303	$235	$9	3%	$90	38%
Income tax expense, excluding restructuring charges and special items:										
Income tax expense (GAAP)	JJ	$106	$86	$85	$163	$69	$20	23%	$37	54%
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)		(4)	(13)	(8)	65	—	9	69	(4)	—
Income tax expense, excluding restructuring charges and special items (non-GAAP)	KK	$110	$99	$93	$98	$69	$11	11%	$41	59%
Restructuring charges and special expense items include:										
Restructuring charges		$1	$10	$1	$103	$—	($9)	(90%)	$1	—%
Special items		9	23	20	12	—	(14)	(61)	9	—
Restructuring charges and special expense items	LL	$10	$33	$21	$115	$—	($23)	(70%)	$10	—%

31

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(dollars in millions)

		Three Months Ended March 31,				Three Months Ended December 31,				Three Months Ended September 30,			
		2015				2014				2014			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$61	$147	$1	$209	$52	$140	$5	$197	$54	$139	($4)	$189
Return on average tangible common equity													
Average common equity (GAAP)	B	$4,649	$4,526	$10,232	$19,407	$4,756	$4,334	$10,119	$19,209	$4,685	$4,205	$10,521	$19,411
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	5	5	—	—	6	6	—	—	6	6
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	422	422	—	—	403	403	—	—	384	384
Average tangible common equity (non-GAAP)	C	$4,649	$4,526	$3,773	$12,948	$4,756	$4,334	$3,640	$12,730	$4,685	$4,205	$4,023	$12,913
Return on average tangible common equity (non-GAAP)	A/C	5.30%	13.15%	NM	6.53%	4.30%	12.76%	NM	6.12%	4.57%	13.10%	NM	5.81%
Return on average total tangible assets													
Average total assets (GAAP)	D	$51,602	$41,606	$40,117	$133,325	$50,546	$40,061	$40,064	$130,671	$49,012	$38,854	$40,825	$128,691
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	5	5	—	—	6	6	—	—	6	6
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	422	422	—	—	403	403	—	—	384	384
Average tangible assets (non-GAAP)	E	$51,602	$41,606	$33,658	$126,866	$50,546	$40,061	$33,585	$124,192	$49,012	$38,854	$34,327	$122,193
Return on average total tangible assets (non-GAAP)	A/E	0.48%	1.43%	NM	0.67%	0.40%	1.38%	NM	0.63%	0.44%	1.42%	NM	0.61%
Efficiency ratio													
Noninterest expense (GAAP)	F	$596	$173	$41	$810	$611	$180	$33	$824	$609	$162	$39	$810
Net interest income (GAAP)		533	276	27	836	536	283	21	840	532	270	18	820
Noninterest income (GAAP)		219	100	28	347	218	111	10	339	226	104	11	341
Total revenue	G	$752	$376	$55	$1,183	$754	$394	$31	$1,179	$758	$374	$29	$1,161
Efficiency ratio (non-GAAP)	F/G	79.25%	46.01%	NM	68.49%	81.09%	45.48%	NM	69.88%	80.42%	43.35%	NM	69.84%

32

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(dollars in millions)

		Three Months Ended June 30,				Three Months Ended March 31,			
		2014				2014			
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$44	$141	$128	$313	$32	$141	($7)	$166
Return on average tangible common equity									
Average common equity (GAAP)	B	$4,640	$4,129	$10,838	$19,607	$4,568	$4,023	$10,779	$19,370
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	7	7	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	369	369	—	—	351	351
Average tangible common equity (non-GAAP)	C	$4,640	$4,129	$4,324	$13,093	$4,568	$4,023	$4,247	$12,838
Return on average tangible common equity (non-GAAP)	A/C	3.87%	13.78%	NM	9.59%	2.81%	14.17%	NM	5.24%
Return on average total tangible assets									
Average total assets (GAAP)	D	$48,556	$38,022	$40,570	$127,148	$47,610	$36,955	$39,339	$123,904
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	7	7	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	369	369	—	—	351	351
Average tangible assets (non-GAAP)	E	$48,556	$38,022	$34,056	$120,634	$47,610	$36,955	$32,807	$117,372
Return on average total tangible assets (non-GAAP)	A/E	0.37%	1.50%	NM	1.04%	0.27%	1.54%	NM	0.57%
Efficiency ratio									
Noninterest expense (GAAP)	F	$655	$157	$136	$948	$638	$153	$19	$810
Net interest income (GAAP)		546	264	23	833	537	256	15	808
Noninterest income (GAAP)		236	107	297	640	219	107	32	358
Total revenue	G	$782	$371	$320	$1,473	$756	$363	$47	$1,166
Efficiency ratio (non-GAAP)	F/G	83.61%	42.36%	NM	64.33%	84.39%	42.13%	NM	69.43%

33

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words _believes,            expects,            anticipates,             estimates,            intends,            plans,             goals,            targets,

            initiatives,             potentially,            probably,            projects,             outlook_ or similar expressions or future conditional verbs such as _may,            will,            should,            would,_ and _could._

Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:

negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;

the rate of growth in the economy and employment levels, as well as general business and economic conditions;

our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;

our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;

liabilities resulting from litigation and regulatory investigations;

our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;

changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;

the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;

financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;

a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;

management_s ability to identify and manage these and other risks; and

any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (RBS Group).

In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. In addition, the timing and manner of the sale of RBS Group_s remaining ownership of our common stock remains uncertain, and we have no control over the manner in which RBS Group may seek to divest such remaining shares. Any such sale would impact the price of our shares of common stock.

More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under _Risk Factors_ in Part I, Item 1A in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on March 3, 2015.